Exhibit 99.2

 Exhibit 99.2  Second Quarter 2026  Earnings Call  July 30, 2026  Bluestone Gathering Lateral Pipeline  NYSE: DTM

 Safe Harbor Statement  This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking  statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market  conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.  Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “would,”  “could,” “should,” “see,” “guidance,” “outlook,” “confident,” “may,” “continue,” “intend,” “goal,” “potential,” and other words of similar meaning. The absence of such words, expressions or statements,  however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other  measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-  looking statements.  Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially  different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general  economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the  impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; changes in global trade policies and tariffs; global and domestic supply  chain disruptions; actions taken by third-party operators, producers, processors, transporters and gatherers; changes in expected production from Expand Energy and other third parties in our areas of  operation; demand for natural gas gathering, transmission, storage, transportation, sand mining, and water services; the availability and price of natural gas to the consumer compared to the price of  alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete,  or successfully integrate acquisitions; our ability to realize the anticipated benefits from acquisitions and our ability to manage the risks associated with acquisition activity; the price and availability of debt  and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to detect  and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards,  environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses  and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine  and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax  rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act and the One Big Beautiful Bill Act;  changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to pipeline safety, climate change and greenhouse gas emissions; changes in laws and regulations  or enforcement policies, including those relating to construction and operation of new interstate gas pipelines, ratemaking to which our pipelines may be subject, or other non-environmental laws and  regulations; our ability to qualify for federal income tax credits; our ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets  impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination  of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects  of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025 and our reports and registration statements filed from time to time with the SEC.  The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated  in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2025, filed with the SEC on Form 10-K and any other reports  filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not place undue reliance  on any forward-looking statements.  Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking  statements, whether as a result of new information, subsequent events or otherwise.  2

 Second Quarter 2026 Accomplishments  Solid financial performance  ✓ Second quarter 2026 net income of $112 million and Adjusted EBITDA  1 of  $305 million  ✓ Reaffirming 2026 and 2027 Adjusted EBITDA guidance range and early  outlook of $1,155 - $1,225 million and $1,225 - $1,295 million, respectively  Executing new organic growth opportunities  ✓ Reached FID  2 on Haynesville System expansion, increasing LEAP capacity by  200 MMcf/d to a total of 2.3 Bcf/d  ✓ Reached FID on Viking Phase 1 Modernization  ✓ Executed new long-term gathering agreement, supporting a 100 MMcf/d  expansion of Appalachia Gathering to NEXUS / Texas Eastern  ✓ Commercialized new interconnect on NEXUS to serve data center generation  project  Advancing construction projects  ✓ Filed FERC 7(c) application for “G3” Guardian Pipeline expansion  ✓ Received FERC approval for Guardian Phase 1 Modernization  3  1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  2. Final Investment Decision

DTM Provides a Distinctive Investment Opportunity

Premium, high-quality, pure play natural gas attributes compared to peers

Leading Organic Growth
$3.4B project backlog

High-Quality Portfolio Mix
~70% Pipeline segment

Premier Geographic Presence
Growing power and LNG demand

Durable Contracting
~95% demand-based contracts[1], ~8-year average[2] contract tenor

Investment Grade
2.9x on-balance sheet / 3.5x proportional 2026E YE leverage

Peer-leading Dividend and Adjusted EBITDA Growth



Dividend CAGR
2021-2025
8%
2%
DTM³
Gas-Focused Peers ⁴



Adjusted EBITDA⁵ CAGR
2021-2025
12%
6%
DTM³
Gas-Focused Peers ⁴

Differentiated Business Mix and Backlog



Business Mix as % of 2025 EBITDA⁶
Pipeline
70%
30%
Gathering



Backlog 75% Pipeline Projects
Project Backlog as % of 2025 EBITDA
300%
260%
DTM
Peer Average⁷

1. Represents % of 2025 revenue contribution comprised of demand, Minimum Volume Commitments (MVCs) or flowing gas/proved developed producing reserves
2. Overall portfolio weighted average contract tenor as of 12/31/2025
3. DTM 2025 dividend based on annualized Q1 2025 Board-approved dividend ($0.82/share); DTM 2021-2025 Adjusted EBITDA CAGR based on 2021 original guidance to 2025 actual
4. Peer average of gas-focused peers (WMB, KMI, AM, TRP, ENB)
5. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
6. Represents 2025 Pipeline and Gathering segment Adjusted EBITDA contributions
7. Peer average includes WMB, KMI, TRP, ENB; Source: Peer company filings as of 2/13/2026

DT Midstream

4

 Executing on ~$3.4 billion Organic Project Backlog over 2026-2030  Reached FID on 60% of project backlog  ~$3.4 billion1  Capital Project Backlog  ~$2.0 billion total committed  40%  Actively  Advancing  60%  ~$0.3 billion committed in Q2 2026  Reached  R  FID  >80% of total commitments in  pipeline segment  Projects at 5-8x build multiples  5  1. Represents 2026-2030 probability-weighted capex

Haynesville System Expansion

Premier supply optionality and Gulf Coast market access drive continued expansions

Increasing Haynesville System supply access

- Long-term agreements with two producers
- Incremental East Texas connectivity in Carthage area expands access to growing producer activity

LEAP Phase 5 expansion increases total capacity to 2.3 Bcf/d

- 200 MMcf/d expansion with expected 2H 2028 in-service date
- Project entails incremental compression and looping
- Underpinned by long-term, demand-based contract
- LEAP can be further expanded to ~4 Bcf/d to serve growing Gulf Coast LNG and industrial corridor demand



DTM assets
DTM treating plants
Electric compression
Acreage dedication
LNG facilities
Operational
Under development
Louisiana
Mississippi
Texas
Carthage Hub
+200 MMcf/d
LEAP Phase 5 Expansion
Gillis Hub
LNG Corridor
Magnolia LNG
Lake Charles LNG
Woodside Louisiana LNG
Cameron LNG
CP2
Sabine Pass LNG
Port Arthur
Golden Pass LNG
Common-wealth LNG
Calcasieu Pass
Henry Hub
Delfin LNG
LEAP capacity (Bcf/d)
Current
2.1
Phase 5 expansion
0.2
Total
2.3
Expansion potential
~4

DT Midstream

6

 Viking Phase 1 Modernization Reaches FID  Continuing investment in modernization projects to enhance system efficiency and reliability  Executing multi-phase modernization program across Interstate  Pipelines  • Modernization enhancements will improve system efficiency and  reliability for customers  • Capital investment will be recovered in next rate cases  ‒ Guardian Phase 1: $130 to $150 million; 2H 2027 expected in-service  date  ‒ Midwestern Phase 1: $140 to $160 million; 1H 2028 expected in-  service date  ‒ Viking Phase 1: $140 to $160 million; Q4 2028 expected in-  service date  • Received FERC approval for Guardian Phase 1 advance notification  application  • Assessing additional modernization requirements  7

Expansion Projects Across Our Footprint

Integrated network positioned to serve growing natural gas demand


B
Viking Gas Transmission
Guardian Pipeline
K
E
Michigan System
H
Vector Pipeline
F
G
Midwestern Gas Transmission
Haynesville System
D
Washington 10 Storage Complex
Generation Pipeline
NEXUS Gas Transmission Pipeline
J
Ohio Utica Gathering System
C
Appalachia Gathering System
Stonewall Gas Gathering Lateral Pipeline
Tioga Gathering System
Susquehanna Gathering System
Millennium Pipeline
I
Bluestone Gathering Lateral Pipeline
A
Birdsboro Pipeline
In Execution
Pre-FID

Expansion Project	Target ISD	Current Status
A Millennium R2R	Q1 2027	In Execution
B Viking Pipeline expansion	Q4 2027	In Execution
C Appalachia Gathering System expansion	Q4 2027	In Execution
D Haynesville System expansion	2H 2028	In Execution
E Guardian Pipeline "G3" expansion	Q4 2028	In Execution
F Vector 2028 Pipeline expansion	Q4 2028	In Execution
G Midwestern "MIST" expansion	As early as Q4 2029	Negotiating Binding PAs
H Vector 2030 Pipeline expansion	As early as Q4 2030	Negotiating Binding PAs
I Millennium Pipeline expansion	2030+	Evaluating Market Interest
J NEXUS Pipeline expansion	TBD	Evaluating Market Interest
K Guardian Pipeline "G4" expansion	TBD	Evaluating Market Interest

DT Midstream

8

 Second Quarter 2026 Financial Results  Adjusted EBITDA1  (millions)  segment % of total  xx  $308  $94  $305  $105  Pipeline  31%  69%  34%  66%  • Seasonality on joint venture pipelines,  partially offset by higher revenue on  Stonewall  Gathering  •  Higher volumes on Blue Union  $214  $200  Q1 2026  Q2 2026  Pipeline  Gathering  1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  9

 2026 Capital Plan is Largely Committed and 2027 is Advancing  Continued commercialization and execution of growth projects from our backlog  Growth capex  Committed  New Commitments  Pre-FID  (millions)  Organic, demand-driven, capital investments  $420 - $480  Increasing committed capital to reflect new  investments  •  • Total committed investments of ~$985 million  over 2026 and 2027  ~$560  Committed  ~$425  Committed  • ~$2.0 billion of projects have reached FID  through 2030  2026 guidance  2027  10

 Quarterly Financial Results  Three months ended  June 30, 2026  March 31, 2026  Key drivers  (millions, except EPS)  Adjusted EBITDA1  $305  $308  • Seasonal performance on joint venture pipelines, partially  Pipeline segment  Gathering segment  Operating Earnings2  Operating EPS2  $200  $105  $112  $1.09  $174  $86  $214  $94  offset by higher revenue on Stonewall  • Higher volumes on Blue Union  $130  $1.27  $274  $72  • Higher one-time income tax expense in Q2  Distributable Cash Flow3  Growth Capital4  • Cash interest expense in Q2  Maintenance Capital  $24  $11  1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million  shares outstanding – diluted on June 30, 2026 and March 31, 2026  3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix  4. Includes contribution to equity method investees and excludes equity AFUDC  11

 Appendix  12

 Gathering Volume Summary  Strong Haynesville and Appalachia volumes in Q2  (bcf/d)  Haynesville throughput  Northeast throughput  Blue Union Gathering  Appalachia Gathering  Susquehanna Gathering  Tioga Gathering  Ohio Utica Gathering  +27%  2.20  2.09  2.04  1.91  1.74  +18%  1.42  1.38  1.28  1.17  1.09  Q2 2025  Q3 2025  Q4 2025  Q1 2026  Q2 2026  Q2 2025  Q3 2025  Q4 2025  Q1 2026  Q2 2026  13

 2026/2027 Guidance Summary  Guidance  (millions, except EPS)  2026 Adjusted EBITDA1  $1,155 - $1,225  2026 Operating Earnings2  2026 Operating EPS2  $455 - $495  $4.42 - $4.82  $830 - $890  $490 - $570  $420 - $480  $70 - $90  2026 Distributable Cash Flow3  2026 Capital Investment4  Growth Capital  Maintenance Capital  2027 Adjusted EBITDA (early outlook)  $1,225 - $1,295  1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million  shares outstanding - diluted  3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix  4. Includes contribution to equity method investees  14

Key Growth Investment Projects in Progress

Continuing track record of completing growth investments on time and on budget

Projects in Execution[1]	Expected in-service dates
Millennium R2R	Q1 2027
Guardian Phase 1 Modernization	2H 2027
Viking Pipeline expansion	Q4 2027
Appalachia Gathering System expansion – **New**	Q4 2027
Midwestern Phase 1 Modernization	1H 2028
LEAP Phase 5 expansion – **New**	2H 2028
Viking Phase 1 Modernization – **New**	Q4 2028
Guardian Pipeline "G3" expansion	Q4 2028
Vector 2028 Pipeline expansion	Q4 2028

In progress project updates

- Reached FID on LEAP Phase 5 expansion, Viking Phase 1 Modernization, and Appalachia Gathering System expansion
- G3 FERC 7(c) application filed June 2026
- Guardian Phase 1 advanced notification filing approved by FERC
- All other projects remain on schedule and on budget

1. Key growth projects that have reached FID

DT Midstream

15

 Strong U.S. Demand and Production Fundamentals  Two-thirds of demand growth will be served by Haynesville and Appalachia production  U.S. Natural Gas Demand Forecast  Production Forecast – DTM Basins  Haynesville  Appalachia  ResComm  Industrial  Power  LNG Exports  Mexican Exports  Other  (bcf/d)  (bcf/d)  +23 bcf/d  +15 bcf/d  137  10  8  65  24  113  8  7  50  33  17  36  15  39  24  41  36  23  23  24  2025  2030  2025  2030  Source: S&P Global Longterm Outlook – February 2026  16

 Extensive Interstate Network Adjacent to Growing Utility Demand  Data center opportunities accelerating Upper Midwest and Northeast natural gas demand  Utility Announced Data Center &  Large Load Opportunities  ~50 GW ~7.5 Bcf/d  Utility Announced  Opportunities  Natural Gas  Demand1  16  GW  11  GW  Forecasted Total Annual Power Demand (TWh)  PJM3  +15%  MISO2  12  GW  10  GW  +16%  949  824  794  684  2025  2030  2025  2030  1. Assumes 1 GW = 0.15 Bcf/d natural gas demand  2. Midcontinent Independent System Operator, Inc.  3. PJM Interconnection LLC, RTO Region  17  Source: Utility company announcements, S&P Global Commodity Insights North American Power Market Outlook, December 2025

 Strategically Located Assets to Ser ve Power Demand Growth  Coal retirements will drive growth in natural gas demand  Forecasted Coal Plant Retirements1  2026-2040  35 GW  summer  capacity  Potential Natural Gas Demand2  +5 Bcf/d  1. Includes Illinois, Indiana, Kentucky, Michigan, Minnesota, Ohio, Tennessee and Wisconsin  2. Assumes 1 GW = 0.15 Bcf/d of natural gas  Source: S&P Global Commodity Insights North American Power Market Outlook, December 2025  18

 Leading Market Position in the Haynesville  Superior connectivity to basin supply and LNG markets provides competitive advantage  Haynesville Supply Forecast (Bcf/d)  ~3.75 Bcf/d  Receipt Capacity1  +14 Bcf/d  30  25  20  15  10  5  Existing/Future  LEAP Interconnect  Capacity  (Bcf/d)  0  LNG terminal / market  2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035  Transco  0.5  Industrial / LNG corridor2  Cameron LNG, Port Arthur  LNG  DTM’s Haynesville System Direct LNG Market Connections  Cameron  0.25  ~4.9 Bcf/d  Downstream  (Bcf/d)  Creole Trail  Texas Eastern  Targa  1.0  0.75  0.1  Sabine Pass LNG  Calcasieu Pass LNG  Industrial  +12 Bcf/d  Interconnectivity  24  22  20  18  16  14  12  10  8  Industrial / Plaquemines  LNG, Calcasieu Pass LNG  C Energy Gillis Access  1.0  Cameron LNG, Port Arthur  LNG  Cameron Expansion  0.25  1.0  Driftwood Line 200 (Future)  Louisiana LNG  6  4  2  0  2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035  Sabine Pass  Cameron  Calcasieu Pass  Plaquemines  Golden Pass  Port Arthur  Woodside Louisiana  1. Includes 0.25 Bcf/d receipt connectivity upon Haynesville system expansion in-service  19  2. Interconnect provides a pathway to reach majority of terminals within the LNG corridor  Source: Wood Mackenzie North America Gas Investment Horizon Outlook – November 2025

 Non-GAAP Definitions  Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures  Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and gains or losses from financing  activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude  certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the  ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by  the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors  because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from  the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method  by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting.  Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest  expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, and dividends  and distributions from equity method investees to, Net Income Attributable to DT Midstream, further adjusted for certain items we consider non-routine and other non-cash items.  Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental  earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to  generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common  stock dividends, retirement of debt or expansion capital expenditures.  Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations  presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of  certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net  income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most  comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies.  Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2026 or 2027 is not provided. We do not forecast net income as we  cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to,  impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial  measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a  corresponding GAAP equivalent for Adjusted EBITDA or DCF.  20

 Non-GAAP Definitions  Operating Earnings and Operating Earnings per share are non-GAAP measures  Use of Operating Earnings Information – Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream  management believes that Operating Earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses Operating Earnings as the  primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against  budget and to report to the Board of Directors.  In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company’s future period reported results will  be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of  specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period  and may have a significant impact on reported earnings.  21

 Non-GAAP Reconciliations  Reconciliation of Reported to Operating Earnings – DT Midstream Consolidated  Three Months Ended  June 30,  2026  March 31,  2026  Reported  Earnings  Pre-tax  Adjustments  Income  Taxes (1)  Operating  Earnings  Reported  Earnings  Pre-tax  Adjustments  Income  Taxes (1)  Operating  Earnings  (millions)  Adjustments  $  $  —  $  $  —  —  $  $  —  $  $  —  —  Net Income Attributable to DT Midstream  $  112  —  $  112  $  130  —  $  130  Six Months Ended  June 30,  2026  June 30,  2025  Reported  Earnings  Pre-tax  Adjustments  Income  Taxes (1)  Operating  Earnings  Reported  Earnings  Pre-tax  Adjustments  Income  Taxes (1)  Operating  Earnings  (millions)  Adjustments  $  $  —  $  $  —  —  $  $  —  $  $  —  —  Net Income Attributable to DT Midstream  $  242  —  $  242  $  215  —  $  215  (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and  deductibility of specific operating adjustments  22

 Non-GAAP Reconciliations  Reconciliation of Reported to Operating Earnings per diluted share(1) – DT Midstream Consolidated  Three Months Ended  June 30,  2026  March 31,  2026  Reported  Earnings  Pre-tax  Adjustments  Operating  Earnings  Reported  Earnings  Pre-tax  Adjustments  Income  Taxes (2)  Operating  Earnings  Income  Taxes (2)  (per share)  Adjustments  $  $  —  $  $  —  —  $  $  —  $  $  —  —  Net Income Attributable to DT Midstream  $  1.09  —  $  1.09  $  1.27  —  $  1.27  Six Months Ended  June 30,  2026  June 30,  2025  Reported  Earnings  Pre-tax  Adjustments  Income  Taxes (2)  Operating  Earnings  Reported  Earnings  (per share)  Pre-tax  Adjustments  Income  Taxes (2)  Operating  Earnings  Adjustments  $  $  —  $  $  —  —  $  $  —  $  $  —  —  Net Income Attributable to DT Midstream  $  2.36  —  $  2.36  $  2.10  —  $  2.10  (1) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations  (2) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and  deductibility of specific operating adjustments  23

Non-GAAP Reconciliations

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA

	Three Months Ended		Six Months Ended	
	June 30, 2026	March 31, 2026	June 30, 2026	June 30, 2025
		(millions)		
Consolidated				
Net Income Attributable to DT Midstream	$ 112	$ 130	$ 242	$ 215
Plus: Interest expense	42	40	82	80
Plus: Income tax expense	53	36	89	69
Plus: Depreciation and amortization	68	69	137	126
Plus: EBITDA from equity method investees (1)	66	78	144	137
Less: Gain from financing activities	(1)	—	(1)	—
Less: Interest income	(1)	(1)	(2)	(1)
Less: Earnings from equity method investees	(33)	(43)	(76)	(67)
Less: Depreciation and amortization attributable to noncontrolling interests	(1)	(1)	(2)	(2)
Adjusted EBITDA	$ 305	$ 308	$ 613	$ 557

(1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:

	Three Months Ended		Six Months Ended	
	June 30, 2026	March 31, 2026	June 30, 2026	June 30, 2025
		(millions)		
Earnings from equity method investees	$ 33	$ 43	$ 76	$ 67
Plus: Depreciation and amortization attributable to equity method investees	20	21	41	41
Plus: Interest expense attributable to equity method investees	13	14	27	29
EBITDA from equity method investees	$ 66	$ 78	$ 144	$ 137

DT Midstream

24

Non-GAAP Reconciliations

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment

	Three Months Ended		Six Months Ended	
	June 30, 2026	March 31, 2026	June 30, 2026	June 30, 2025
Pipeline		(millions)		
Net Income Attributable to DT Midstream	$ 86	$ 108	$ 194	$ 185
Plus: Interest expense	14	14	28	24
Plus: Income tax expense	41	30	71	59
Plus: Depreciation and amortization	28	29	57	56
Plus: EBITDA from equity method investees [1]	66	78	144	137
Less: Gain from financing activities	(1)	—	(1)	—
Less: Interest income	—	(1)	(1)	(1)
Less: Earnings from equity method investees	(33)	(43)	(76)	(67)
Less: Depreciation and amortization attributable to noncontrolling interests	(1)	(1)	(2)	(2)
Adjusted EBITDA	$ 200	$ 214	$ 414	$ 391

(1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:

	Three Months Ended		Six Months Ended	
	June 30, 2026	March 31, 2026	June 30, 2026	June 30, 2025
		(millions)		
Earnings from equity method investees	$ 33	$ 43	$ 76	$ 67
Plus: Depreciation and amortization attributable to equity method investees	20	21	41	41
Plus: Interest expense attributable to equity method investees	13	14	27	29
EBITDA from equity method investees	$ 66	$ 78	$ 144	$ 137

DT Midstream

25

Non-GAAP Reconciliations  Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment  Three Months Ended  Six Months Ended  June 30,  2026  March 31,  2026  June 30,  2026  June 30,  2025  Gathering  (millions)  Net Income Attributable to DT Midstream  Plus: Interest expense  $  $  26  28  $  $  22  26  6  $  48  54  $  $  30  56  Plus: Income tax expense  Plus: Depreciation and amortization  Less: Interest income  12  18  10  40  40  —  94  80  70  (1)  105  (1)  199  —  Adjusted EBITDA  $  166  26

 Non-GAAP Reconciliations  Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow  Three Months Ended  Six Months Ended  June 30,  2026  March 31,  2026  June 30,  2026  June 30,  2025  Consolidated  (millions)  Net Income Attributable to DT Midstream  Plus: Interest expense  $  112  42  $  130  40  $  242  82  $  215  80  Plus: Income tax expense  53  36  89  69  Plus: Depreciation and amortization  Less: Gain from financing activities  Less: Earnings from equity method investees  Less: Depreciation and amortization attributable to noncontrolling interests  Plus: Dividends and distributions from equity method investees  Less: Cash interest expense  68  69  137  126  —  (1)  —  (1)  (33)  (1)  (43)  (1)  56  (76)  (2)  (67)  (2)  78  40  96  (77)  (3)  —  (77)  (5)  (76)  (2)  (14)  —  Less: Cash taxes  (2)  (11)  —  Less: Maintenance capital investment (1)  Less: Other non-cash adjustments  (24)  (2)  (35)  (2)  Distributable Cash Flow  $  174  $  274  $  448  $  407  (1) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings.  27